Exhibit 99.1
2010 Bank and Thrift Conference Sponsored by Janney Capital Markets May 13, 2010

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s "Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements are discussed in Hudson City's 2009 Annual Report on Form 10-K and the March 31, 2010 Form 10-Q both filed with the Securities and Exchange Commission and is available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Background Market Cap of $7.462 billion as of March 31, 2010 Ranked #17 of U.S. financial institutions by asset size Largest thrift institution 132 branch offices in the New York, New Jersey and Connecticut

Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased High credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Funded our 2009 lending and investing activities primarily with retail deposits Industry-leading operating efficiency ratio of 18.27% (1Q10) Effective customer service and attractive pricing

Overview of First Quarter 2010 Quarterly earnings of $148.9 million or $0.30 diluted earnings per share Asset growth of $964 million Mortgage loan production of $1.80 billion Deposits increased $810.8 million during declining rate environment Leverage Capital ratio of 7.60% and total risk-based ratio of 21.24% still shows our institution as well-capitalized Consistent Low Efficiency ratio of 18.27% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio F I R S T Q U A R T E R R E S U L T S

Diluted Earnings per Share Dividends per Share 1999 0.075 0.008 2000 0.162 0.045 2001 0.212 0.073 2002 0.315 0.108 2003 0.34 0.162 2004 0.402 0.218 2005 0.48 0.268 2006 0.53 0.3 2007 0.58 0.33 2008 0.9 0.45 2009 1.07 0.59 1Q09 0.26 0.14 1Q10 0.3 0.15 Split adjusted (2:1 June 2002 and 3.206:1 June 2005) (CAGR) Compounded Annual Growth Rate Earnings and Dividends Growth EPS CAGR of 30.45% Dividend CAGR of 53.74% at December 31

Strong Asset Growth (in millions) (CAGR) Compounded Annual Growth Rate Total Assets 1999 8519 2000 9380.373 2001 11426.768 2002 14144.604 2003 17033.36 2004 20145.981 2005 28075 2006 35507 2007 44424 2008 54145 2009 60268 1Q10 61232 CAGR of 21.22% at December 31

Borrowing Philosophy Borrow using reverse repurchase agreements and FHLB advances Existing borrowings primarily have 10-year final maturities with quarterly call options after a fixed period of 2 to 5 years Modifying current portfolio during this low rate environment to extend maturity and repurchase options by using one-time calls to mitigate the bunching of calls Intend to use only fixed-maturity borrowings as necessary Funding needs have been met with deposit growth in 2009 and 1Q10

Securities Securities totaled $27.1 billion, approximately 44% of Balance Sheet as of March 31, 2010 All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee FNMA, FHLMC, GNMA, FHLB No Other-Than-Temporary Impairment (OTTI) $7.72 billion of these securities are available to be sold or could be used as collateral for borrowings Overall unrealized gain in total portfolio of $593 million, including an unrealized gain in Available-for-Sale portfolio of $303 million as of March 31, 2010

Investment Portfolio Composition/Strategy As of March 31, 2010 As of March 31, 2010 As of March 31, 2010 As of March 31, 2010 Amortized Cost Fair Value Gain (Loss) Rate Available for Sale 12,816,618 13,120,028 303,410 4.66% Held to Maturity 13,998,905 14,288,625 289,720 4.82% Total Securities 26,815,523 27,408,653 593,130 4.75% ($, in thousands) We only purchase securities issued by FNMA, FHLMC and GNMA

Mortgage Loans Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $1.40 billion and purchased $404.2 million during 1Q10 Require a minimum of 20% down payment on all mortgages Historically the average down payment on the portfolio at time of origination was 40% as of March 31, 2010

What We Haven't Done... Subprime Mortgage Option ARM Loans Brokered CDs Participate in TARP (Troubled Asset Relief Program)

One to Four Family Other 1999 4125.03 180.85 2000 4609.61 263.13 2001 5663.79 304.38 2002 6706.01 264.89 2003 8565.38 237.68 2004 11124.42 238.62 2005 14775.82 286.18 2006 18561.467 522.15 2007 23683.97 508.032 2008 28948 471 2009 31430 350 1Q10 31673.82 417.183 Residential Mortgage Lending Growth (CAGR) Compounded Annual Growth Rate Other includes FHA/VA, Multifamily, Commercial and Other Loans 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% 98.1% 1.9% 2.8% 97.2% $4,306 $4,873 $5,968 $6,971 $8,803 $11,363 $15,062 $19,084 $24,192 2.1% 97.9% 98.3% 2.2% $29,419 (in millions) CAGR of 21.65% 97.8% $31,780 1.7% at December 31 $32,091 98.7% 1.3%

Allowance and Provision Process Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses Established updated valuations on loans by the time they are 180 days past due, charging-off loans when required Consider the housing market and economic factors before making provision determination This process led us to a $50.0 million provision and $24.2 million in charge-offs for 1Q10

March 31, 2010 March 31, 2010 March 31, 2010 March 31, 2010 March 31, 2010 Loan Balance # of Accounts % of Total Loans % of Total Assets LTV* Non-Performing Loans: 1-4 Family First Mortgages $ 732,607,165 1,893 2.28% 71.8% Other Loans 12,264,614 41 0.04% Total Non-Performing Loans $ 744,871,779 1,934 2.32% 1.22% Total Loans: 1-4 Family First Mortgages $ 31,684,475,168 76,093 98.73% 61.1% Other Loans 406,511,940 10,770 1.27% Total Loans $ 32,090,987,108 86,863 100.00% 52.4% * Calculated using appraised values at time of origination * Calculated using appraised values at time of origination * Calculated using appraised values at time of origination * Calculated using appraised values at time of origination * Calculated using appraised values at time of origination

Provision for Loan Losses and Net Charge-Offs Charge-Offs Provision 2Q07 36 500 3Q07 606 2000 4Q07 109 2000 1Q08 469 2500 2Q08 694 3000 3Q08 1449 5000 4Q08 1833 9000 1Q09 4675 20000 2Q09 9569 32500 3Q09 13220 40000 4Q09 19758 45000 1Q10 24245 50000 (in thousands)

Asset Quality The annualized ratio of net charge-offs to average loans was 0.30% for Hudson City as compared to 2.20%* for banks with assets greater than $50 billion Foreclosed real estate was $19.6 million at March 31, 2010, representing 53 properties. We sold 8 foreclosed properties during the first three months of 2010 Write-downs and net losses on foreclosed real estate totaled $1.4 million for the first three months of 2010 Charge-offs to average non-performing loans was 13.0% (annualized) in the first quarter 2010 and 11.2% during 2009 Charge-offs amounted to $24.2 million (297 loans) in the first quarter 2010. * Source: SNL Financial LC, most recent data available

Home Price Index for Major U.S. Markets vs. Market Peak '06 June 2006 vs. February 2010 Source: Standard & Poor's - S&P/Case-Shiller Home Price Index New York Metro (includes North Jersey) -21.02% Composite-10 -30.70% Composite-20 -30.21% Las Vegas -55.76% Phoenix -51.58% Miami -46.98% Detroit -42.74% Tampa -42.55% San Francisco -38.26% Los Angeles -37.11%

Home Price Index for New York Metro (Includes North Jersey) One Year % Price Change for past 12 months Source: Standard & Poor's - S&P/Case-Shiller Home Price Index 2/1/2009 3/1/2009 4/1/2009 5/1/2009 6/1/2009 7/1/2009 8/1/2009 9/1/2009 10/1/2009 11/1/2009 12/1/2009 1/1/2010 2/1/2010 NY Metro Area -0.1032 -0.1166 -0.1236 -0.1187 -0.1149 -0.1009 -0.093 -0.0853 -0.0779 -0.0726 -0.0633 -0.053 -0.0415 Composite-10 -0.1888 -0.1862 -0.1796 -0.1673 -0.1505 -0.1268 -0.105 -0.0833 -0.0641 -0.0454 -0.0242 -0.0004

Loan Geographic Exposure as of March 31, 2010 Total NY Metro Area Equals 74% NJ NY CT VA IL MD MA Other 0.42 0.19 0.13 0.05 0.04 0.04 0.03 0.1

Deposits Thirteen new branches since January 2008 $10.24 billion added since January 2008 Internet deposits of $255 million since December 2008 $194 million average deposits per branch as of March 31, 2010 hudsoncitysavingsbank.com

Deposit Growth NJ NY CT 1999 6688.044 0 0 2000 6604.121 0 0 2001 7912.762 0 0 2002 9138.629 0 0 2003 10453.78 0 0 2004 11463.674 13.626 0 2005 11230.96 152.34 0 2006 11833.411 1311.481 270.695 2007 13152.263 1665.786 335.333 2008 15297.492 2521.037 645.513 2009 20419 3172 987 1Q10 20857 3506 1026 (in thousands) $6,604 $7,912 $9,139 $10,454 $11,477 $11,383 $13,416 $15,153 $18,464 $24,578 $6,688 CAGR of 13.90% $25,389

Attractive Branch Network Our branches have an average of $194 million in deposits per branch We have approximately 737,000 customer deposit accounts, for an average of $34,400 per account 132 total branches, 95 in New Jersey, 28 in New York and 9 in Connecticut 4 proposed branches in various stages of development We have branches located in 10 of the Top 50 Counties in the U.S. in terms of Median Household Income

Growth in Desirable Markets COUNTY HHI Rank Hunterdon, NJ 3 Morris, NJ 7 Somerset, NJ 8 Putnam, NY 10 Rockland, NY 19 Fairfield, CT 28 Suffolk, NY 35 Bergen, NJ 39 Westchester, NY 41 Monmouth, NJ 48 Source: SNL DataSource. We Have Branches Located in 10 of the Top 50 Counties in the U.S. in Terms of Median Household Income

Return on Equity - Capital Deployment 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 ROE 0.058 0.0576 0.0569 0.0555 0.058 0.0606 0.0641 0.0673 0.076 0.0927 0.1019 0.1024 0.1021 0.0998 0.1034 0.1021 0.1096

Dividends Declared a dividend of $0.15 for the first quarter 2010 We paid a dividend every quarter since going public (43 quarters), increasing it 31 times and never decreasing the dividend 2-for-1 stock split/dividend paid in 2002 3.2-for-1stock split/dividend paid in 2005 (2nd Step)

Stock Repurchased Stockholder Dividends 1999 - 2717585 2717585 2000 65456281 16949978 82406259 2001 343914660 34686477 378601137 2002 484087909 56901550 540989459 2003 585145110 88788718 673933828 2004 746807170 129270718 876077888 2005 854306200 231373718 1085679918 2006 1303000000 392000000 1695000000 2007 1853000000 558000000 2411000000 2008 1869000000 776000000 2645000000 2009 1913000000 1064000000 1Q10 1913000000 1138000000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1q10 Cumulative Net Income 107 222 357 549 756 995 1271 1560 1856 2302 2829 2978 Cumulative Cash Returned to Shareholders Dividends do not include dividend paid to MHC $2,411 $1,695 $1,085 $379 $674 $876 $82 $3 $541 (in millions) 242,648,003 Shares Repurchased at a Weighted Average Price of $7.71 Cumulative Net Income $2,978 at December 31 $2,645 $2,977 $3,051

+ Initial (7/99) split adjusted stock price $1.56 - Total cumulative dividend paid $2.70 = Net cost of shares purchase in IPO $ -1.14 March 31, 2010

Quarterly Comparison 1Q 2010 1Q 2009 Net Change Net income $ 148,885 $ 127,663 + 21,222 After: Provision for Loan Losses $50,000 $20,000 +30,000 FDIC Assessment 12,627 2,616 +10,011 Tax expense $98,727 $83,647 +15,080 $161,354 $106,263 +55,091 Interest rate spread 1.97% 1.75% 0.22% Net interest margin 2.20% 2.06% 0.14% Efficiency ratio 18.27% 19.15% (0.88)% ($ in thousands)

*Source: SNL Financial Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at March 31, 2010* Efficiency Ratio 1999 0.283 2000 0.3055 2001 0.2804 2002 0.236 2003 0.2381 2004 0.236 2005 0.224 2006 0.257 2007 0.257 2008 0.208 2009 0.208 1Q10 0.1827 Efficiency Ratio at December 31

Expense Discipline Hudson City's efficiency ratio was 18.27% for the first quarter 2010. The annualized ratio of non-interest expense to average assets was 0.44% for the first quarter 2010 Hudson City is an industry leader for both of these ratios Efficient operations means we need to pay only $0.18 in overhead to generate $1.00 of earnings This type of efficiency allows us to offer competitive rates on both deposits and loans

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Winning Formula =

HCBK Ownership Breakdown as of December 31, 2009 (most recent data available) *Includes Beneficial Ownership of Directors and Executive Officers plus the ESOP Source: NASDAQ Online Institutional Investors Individual Investors Insider Ownership* 0.65 0.25 0.1

Positioned for a Rising Interest Rate Environment Approximately 54% of funding is comprised of longer term borrowings with an average cost of 4.06%. Modifying current borrowings to extend call dates Deposits priced higher than competition Approximately 50% of mortgage assets are adjustable rate The Bank has excess capital that can be utilized for growth in an increasing rate environment Increase net mortgage growth because there will be less prepayments Improved economy, better credit conditions, less loan loss provision

SOLID FINANCIAL PERFORMANCE

Ranked Among The Top 25 Financial Institutions In The Nation

TOTAL ASSEST

	Company	($000)
1	Bank of America Corporation	2,338,700,000
2	JPMorgan Chase & Co.	2,135,796,000
3	Citigroup Inc.	2,002,213,000
4	Wells Fargo & Company	1,223,630,000
5	U.S. Bancorp	282,428,000
6	PNC Financial Services	265,396,000
7	Bank of New York Mellon	220,551,000
8	Capital One Financial Corp.	200,707,587
9	SunTrust Banks, Inc.	171,796,255
10	BB&T Corporation	163,700,000
11	State Street Corporation	153,971,000
12	Regions Financial Corp.	137,230,000
13	Fifth Third Bancorp	112,651,000
14	KeyCorp	95,303,000
15	Northern Trust Corporation	76,318,600
16	M&T Bank Corporation	68,439,222
17	**Hudson City Bancorp, Inc.**	**61,231,651**
18	Comerica Incorporated	57,106,000
19	Marshall & Ilsley Corporation	56,569,000
20	Huntington Bancshares Inc.	51,866,798
21	Zions Bancorporation	51,712,981
22	New York Community	42,438,561
23	Popular, Inc.	33,832,000
24	Synovus Financial Corp.	32,439,438
25	First Horizon National Corp.	25,923,576

MARKET CAPITALIZATION

	Company	($ Billions)
1	Bank of America Corporation	179.071
2	JPMorgan Chase & Co.	177.899
3	Wells Fargo & Company	162.002
4	Citigroup Inc.	115.912
5	U.S. Bancorp	49.586
6	Bank of New York Mellon Corp.	37.456
7	PNC Financial Services Group,	31.402
8	State Street Corporation	22.630
9	BB&T Corporation	22.410
10	Capital One Financial Corporation	18.713
11	SunTrust Banks, Inc.	13.391
12	Northern Trust Corporation	13.365
13	Fifth Third Bancorp	10.778
14	M&T Bank Corporation	9.432
15	Regions Financial Corporation	9.357
16	**Hudson City Bancorp, Inc.**	**7.462**
17	New York Community Bancorp,	7.202
18	KeyCorp	6.813
19	Comerica Incorporated	6.707
20	People's United Financial, Inc.	5.804
21	Marshall & Ilsley Corporation	4.243
22	Huntington Bancshares Inc.	3.862
23	Zions Bancorporation	3.501
24	Commerce Bancshares, Inc.	3.428
25	First Horizon National Corporation	3.171

TOTAL DEPOSITS

	Company	($000)
1	Bank of America Corporation	976,102,000
2	JPMorgan Chase & Co.	925,303,000
3	Citigroup Inc.	827,914,000
4	Wells Fargo & Company	804,893,000
5	U.S. Bancorp	184,039,000
6	PNC Financial Services Group, Inc.	182,429,000
7	Bank of New York Mellon Corporation	131,627,000
8	SunTrust Banks, Inc.	118,749,436
9	Capital One Financial Corporation	117,786,559
10	BB&T Corporation	113,723,000
11	Regions Financial Corporation	98,332,000
12	State Street Corporation	90,336,000
13	Fifth Third Bancorp	83,574,000
14	KeyCorp	65,149,000
15	Northern Trust Corporation	57,435,200
16	M&T Bank Corporation	47,538,405
17	Zions Bancorporation	42,095,809
18	Marshall & Ilsley Corporation	41,982,000
19	Huntington Bancshares Incorporated	40,303,467
20	Comerica Incorporated	39,966,000
21	Synovus Financial Corp.	27,180,048
22	**Hudson City Bancorp, Inc.**	**25,388,800**
23	Popular, Inc.	25,360,000
24	New York Community Bancorp, Inc.	22,731,221
25	First Citizens BancShares, Inc.	17,843,827

Source: SNL Financial. Financial information and market data as of 3/31/2010

Shelf Registration Hudson City filed an automatic shelf registration statement with the SEC in December 2009 Will provide Hudson City with access to the capital markets in an expedited manner No specific time table for offering Creates flexibility to quickly respond to strategic opportunities and regulatory guidance Could use the future capital for organic growth or acquisition

2010 Bank and Thrift Conference Sponsored by Janney Capital Markets May 13, 2010